UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

TOWER TECH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

980 Maritime Drive, Suite 6, Manitowoc, Wisconsin 54220

(Address of principal executive offices) (Zip Code)

(920) 684-5531

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 17, 2006, the registrant engaged Carver Moquist & O’Connor, LLC (“Carver”) to serve as the registrant’s independent registered public accountants for the fiscal year ending December 31, 2006. Also on that date, Kyle L. Tingle, CPA, LLC (“Tingle”) was dismissed as the registrant’s independent registered public accounting firm. The registrant decided to engage Carver, as it had audited the financial statements for Tower Tech Systems, Inc. for the fiscal years ended December 31, 2005 and 2004. Tower Tech Systems, Inc. is the accounting survivor of the reverse acquisition transaction that closed in February 2006. Tingle had audited the financial statements for the entity formerly known as Blackfoot Enterprises, Inc. The registrant’s board of directors approved both actions.

The audit reports of Tingle on the financial statements for each of the past two years as of December 31, 2005 and December 31, 2004 contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no operations and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.” There were no other adverse opinions, disclaimers of opinions, or qualifications or modifications as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through May 17, 2006, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tingle, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Tingle to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an exhibit to this amended Form 8-K.

There were no other “reportable events” as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant’s two most recent fiscal years and the subsequent interim period ending May 17, 2006.

During the registrant’s two most recent fiscal years and through May 17, 2006, the date prior to the engagement of Carver, neither the registrant nor anyone on its behalf consulted Carver regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s consolidated financial statements.

Item 9.01     Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Kyle L. Tingle, CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER TECH HOLDINGS INC.
June 15, 2006	By: /s/ Samuel W. Fairchild Samuel W. Fairchild Interim Chief Executive Officer

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